================================================================================


                               ------------------
                               SEMI-ANNUAL REPORT
                               ------------------
                                  June 30, 1997
                               ------------------




                                 The Value Line
                                   Fund, Inc.




                                     [LOGO]

The Value Line Fund, Inc.


                                                               To Our Value Line
--------------------------------------------------------------------------------

To Our Shareholders

The Value Line Fund had a total return of 11.8 % for the first six months of 1997, as compared to a total return of 20.6% for the Standard & Poor's 500 Index.

After a strong first quarter, during which GDP grew at nearly a 5% rate, the economy cooled off in the second quarter with GDP growth slowing to approximately 2%. The stock market started the year on a strong note with the Dow Jones Industrial Average moving from approximately 6,500 to nearly 7,200 in early March. As concerns grew about an overheating economy, interest rates rose, with the yield on the long bond moving from 6.5% to nearly 7.25%, and the stock market suffered a 10% correction in early April. The combination of slower economic growth in the second quarter, benign inflation, declining interest rates, and strong corporate profits fueled a powerful stock market rally that carried the Dow Jones from about 6,350 in mid-April to nearly 7,800 by the end of June, a more than 20% gain. The S&P 500 Index experienced a similar rally. Large capitalization stocks, like those in the S&P 500 and the Dow Jones Industrial Average significantly out-performed small and mid-sized capitalization stocks during this rally. The S&P Midcap 400 Index was up 13.0% and the Russell 2000 small-cap index up 10.2% for the first six months of the year, compared to the 20.6% return of the S&P 500. While the Value Line Fund has a well diversified portfolio, its holdings include significant positions in small and mid-sized capitalization stocks. The average market capitalization of the stocks in the Fund is well below that of the S&P 500. In the current market environment we believe that small and mid-capitalization stocks offer greater opportunities as their price/earnings multiples are generally more attractive in comparison to their earnings growth rates than are large capitalization stocks.

Your Fund benefited, during the period, from strong returns in financial services stocks, such as banks and insurance companies, like BankAmerica and Travelers Group, and in consumer staple stocks, as large capitalization food, beverage and cosmetic firms like Campbell Soup, Coca- Cola and Procter & Gamble performed well. However overweightings in the technology sector, mainly business software and networking stocks, and in the energy sector, primarily oil service and drilling companies, contributed to underperformance, as these stocks lagged the market. The computer networking stocks saw some product transition problems and a temporary slowdown in spending by the Regional Bell Operating Companies and long distance carriers, while the drillers and oil service stocks suffered as a pullback in the price of the commodity from a high of $26 a barrel to $18 a barrel caused concerns about overall exploration and production spending plans. Recent market action has seen a rebound in both the technology and energy areas which has helped the fund's performance improve relative to the S&P 500.

The Value Line Timeliness Ranking System recently concluded another year with a continuation of its long record of success. The higher ranked stocks, Ranks 1 and 2, have strong trailing earnings growth, good near term price momentum and attractive valuations. Your Fund selects stocks primarily from these top two ranks. As such, our investment style is "growth" oriented, seeking companies that are growing earnings faster than the overall market. The stocks of such companies tend to have relatively higher price/earnings multiples and are more often found in faster growing economic sectors, such as technology and healthcare. They also tend to have somewhat higher investment risk than the market in general, as defined by the S&P 500. As such your Fund


--------------------------------------------------------------------------------
2

                                                       The Value Line Fund, Inc.


Fund Shareholders
--------------------------------------------------------------------------------

maintains a broad industry diversification and individual stock positions generally comprise less than 2% of total net assets. In addition the Fund may hold a number of Rank 3 stocks in order to increase diversification and enhance the dividend yield.

As always, we appreciate the confidence you have demonstrated in Value Line and The Value Line Fund, and we intend to work hard to continue to best serve your investment needs.
                                 Sincerely,


                                 /s/  Jean Bernhard Buttner
                                 Jean Bernhard Buttner
                                 Chairman and President
August 26, 1997


Economic Observations

The economy continues to push ahead, with such important indicators as the level of manufacturing activity and the rate of employment growth exhibiting a reasonably good degree of strength. Such trends, and a continuing healthy level of consumer confidence, suggest that growth will average 2.5%-3.0% during the closing half of the year. Thereafter, we would expect the expansion pace to moderate somewhat, with real, inflation-adjusted GDP growth holding in the range of 2.0%-2.5% in 1998.

Inflation, meanwhile, continues to be remarkably subdued. This healthy pricing trend, which is all the more impressive given the longevity of the business upcycle, is, moreover, unlikely to change dramatically in the months ahead. Underscoring our optimism in this area is the recent hammering out of a budget package (which should reduce the government's need to borrow to finance the deficit) and the fact that there is still a lack of serious shortages on either the labor or the raw-materials fronts.

Interest rates, meantime, reflecting the current, relatively moderate pace of economic growth and the subdued pricing structure, are unlikely to increase much over the next few months. Nevertheless, we caution that given the seeming resiliency of the business expansion, an inflation-wary Federal Reserve will probably not shy away from tightening the monetary reins if the present pricing stability gives way. And an upward move in rates, if sufficiently pronounced, would be poorly recieved, in our opinion, by both the stock and the bond markets and, as well, by the U.S. economy down the road. The recent increase in volatility in the financial markets suggests that many are now questioning whether the current, benign environment can last much longer. We think a cautious investment strategy is now in order.


*Performance Data:
                                                                       Growth
                                                     Average        an Assumed
                                                     Annual        Investment of
                                                  Total Return        $10,000
                                                  ------------     -------------
 1 year ended 6/30/97 .......................         19.62%          $11,962
 5 years ended 6/30/97 ......................         17.02%          $21,943
10 years ended 6/30/97 ......................         13.55%          $35,634

* The performance data quoted represent past performance and are no guarantee of future performance. The average annual total returns and growth of an assumed investment of $10,000 include dividends reinvested and capital-gains distributions accepted in shares. The investment return and principal value of an investment will fluctuate so that an investment, when redeemed, may be worth more or less than its original cost.


--------------------------------------------------------------------------------
                                                                               3

The Value Line Fund, Inc.


Portfolio Highlights at June 30, 1997 (unaudited)
--------------------------------------------------------------------------------

Ten Largest Holdings
                                                                                  Value       Percentage of
Issue                                                              Shares    (in thousands)    Net Assets
-----------------------------------------------------------------------------------------------------------
Pfizer, Inc. .................................................       80,000      $ 9,560          2.6%
Transocean Offshore, Inc. ....................................      125,000        9,078          2.5
Johnson & Johnson ............................................      130,000        8,369          2.3
BMC Software, Inc. ...........................................      150,000        8,306          2.3
Louisiana Land & Exploration Co. .............................      130,000        7,426          2.0
Travelers Group, Inc. ........................................      110,000        6,937          1.9
McDonnell Douglas Corp. ......................................      100,000        6,850          1.9
Coca-Cola Co. ................................................      100,000        6,750          1.8
Frontier Insurance Group, Inc. ...............................      100,000        6,475          1.8
Safeway, Inc. ................................................      140,000        6,457          1.8

Five Largest Industry Categories
                                                                     Value      Percentage of
Industry                                                        (in thousands)   Net Assets
-----------------------------------------------------------------------------------------------------------
Oilfield Services/Equipment ..................................     $ 36,993        10.1%
Medical Supplies .............................................       19,695         5.4
Telecommunications Equipment .................................       18,136         5.0
Insurance-Life ...............................................       17,206         4.7
Drug .........................................................       16,325         4.4

Five Largest Net Security Purchases*
                                                                      Cost
Issue                                                            (in thousands)
-----------------------------------------------------------------------------------------------------------
Ascend Communications, Inc. ..................................      $ 6,713
Procter & Gamble Co. .........................................        4,219
Lilly (Eli) & Co. ............................................        3,703
Western National Corp. .......................................        3,662
PairGain Technologies, Inc. ..................................        3,461

Five Largest Net Security Sales*
                                                                    Proceeds
Issue                                                            (in thousands)
-----------------------------------------------------------------------------------------------------------
Compaq Computer Corp. ........................................      $ 3,786
USA Waste Services, Inc. .....................................        3,702
Danaher Corp. ................................................        3,458
Cascade Communications Corp. .................................        2,943
HBO & Co. ....................................................        2,684

* For the six month period ended 06/30/97


--------------------------------------------------------------------------------
4

                                                       The Value Line Fund, Inc.


Schedule of Investments                                June 30, 1997 (unaudited)
--------------------------------------------------------------------------------


                                                                      Value
     Shares                                                       (in thousands)
--------------------------------------------------------------------------------
COMMON STOCKS (87.3%)

                ADVERTISING (1.7%)
     100,000    Omnicom Group, Inc. ...........................     $  6,163

                AEROSPACE/
                  DEFENSE (3.4%)
      24,000    Logicon, Inc. .................................        1,272
     100,000    McDonnell Douglas Corp. .......................        6,850
      70,000    Precision Castparts Corp. .....................        4,174
                                                                    --------
                                                                      12,296

                BANK (3.8%)
      70,000    BankAmerica Corp. .............................        4,519
      40,000    Citicorp. .....................................        4,823
     100,000    Mellon Bank Corp. .............................        4,512
                                                                    --------
                                                                      13,854

                BANK-MIDWEST (1.0%)
      40,000    Norwest Corp. .................................        2,250
      30,000    Star Banc Corp. ...............................        1,267
                                                                    --------
                                                                       3,517

                BEVERAGE-SOFT
                  DRINK (1.8%)
     100,000    Coca-Cola Co. .................................        6,750

                CHEMICAL-BASIC (1.0%)
      60,000    Du Pont (E.I.)
                  de Nemours & Co., Inc. ......................        3,773

                CHEMICAL-SPECIALTY
                  (1.7%)
      40,000    Avery Dennison Corp. ..........................        1,605
      84,000    Praxair, Inc. .................................        4,704
                                                                    --------
                                                                       6,309
                COAL/ALTERNATE
                  ENERGY (1.0%)
      50,000    AES Corp.* ....................................        3,538

                COMPUTER AND
                  PERIPHERALS (3.3%)
      30,000    Adaptec, Inc.* ................................     $  1,043
      80,000    Cisco Systems, Inc.* ..........................        5,370
     120,000    Gateway 2000, Inc.* ...........................        3,892
      27,000    SCI Systems, Inc.* ............................        1,721
                                                                    --------
                                                                      12,026

                COMPUTER SOFTWARE &
                  SERVICES (3.5%)
     150,000    BMC Software, Inc.* ...........................        8,306
      80,000    Computer Associates
                    International, Inc. .......................        4,455
                                                                    --------
                                                                      12,761

                DIVERSIFIED
                  COMPANIES (1.8%)
      30,000    Danaher Corp. .................................        1,524
      60,000    United Technologies Corp. .....................        4,980
                                                                    --------
                                                                       6,504

                DRUG (4.4%)
      60,000    Dura Pharmaceuticals, Inc.* ...................        2,392
      40,000    Lilly (Eli) & Co. .............................        4,373
      80,000    Pfizer, Inc. ..................................        9,560
                                                                    --------
                                                                      16,325

                ELECTRONICS (1.7%)
     100,000    Dynatech Corp.* ...............................        3,575
      75,000    Symbol Technologies, Inc. .....................        2,522
                                                                    --------
                                                                       6,097

                ENVIRONMENTAL (0.3%)
      26,000    United Waste Systems, Inc.* ...................        1,066

                FINANCIAL SERVICES
                  (4.2%)
      80,000    Green Tree Financial Corp. ....................        2,850
      62,500    Money Store, Inc. (The)........................        1,793
      30,000    Student Loan Marketing
                    Association................................        3,810
     110,000    Travelers Group, Inc. .........................        6,937
                                                                    --------
                                                                      15,390


--------------------------------------------------------------------------------
                                                                               5

The Value Line Fund, Inc.


Schedule of Investments
--------------------------------------------------------------------------------


                                                                      Value
     Shares                                                       (in thousands)
--------------------------------------------------------------------------------
                FOOD PROCESSING (1.7%)
      60,000    Campbell Soup Co. .............................     $  3,000
      60,000    Hershey Foods Corp. ...........................        3,319
                                                                    --------
                                                                       6,319

                GROCERY (2.4%)
      80,000    Kroger Co.* ...................................        2,320
     140,000    Safeway, Inc.* ................................        6,457
                                                                    --------
                                                                       8,777

                HOTEL/GAMING (0.2%)
      16,000    HFS Inc.* .....................................          928

                HOUSEHOLD PRODUCTS
                  (1.4%)
      35,000    Procter & Gamble Co. ..........................        4,943

                INSURANCE-DIVERSIFIED
                  (0.2%)
       6,000    CNA Financial Corp.* ..........................          633

                INSURANCE-LIFE (4.7%)
     160,000    Conseco, Inc. .................................        5,920
      50,000    ReliaStar Financial Corp. .....................        3,656
      74,000    SunAmerica Inc. ...............................        3,608
     150,000    Western National Corp. ........................        4,022
                                                                    --------
                                                                      17,206

                INSURANCE-PROPERTY &
                  CASUALTY (3.2%)
      70,000    Allstate Corp. (The)...........................        5,110
     100,000    Frontier Insurance Group, Inc. ................        6,475
                                                                    --------
                                                                      11,585

                MEDICAL SERVICES (1.1%)
     160,000    HEALTHSOUTH Corp.* ............................        3,990

                MEDICAL SUPPLIES (5.4%)
      60,000    Becton, Dickinson & Co. .......................        3,038
     112,250    Cardinal Health, Inc. .........................        6,426
     130,000    Johnson & Johnson..............................        8,369
      50,000    United States Surgical Corp. ..................        1,862
                                                                    --------
                                                                      19,695
                METAL FABRICATING
                  (0.5%)
      40,000    Illinois Tool Works, Inc. .....................     $  1,998

                NATURAL GAS-
                  DIVERSIFIED (1.0%)
      85,500    Williams Companies, Inc. ......................        3,741

                OFFICE EQUIPMENT &
                  SUPPLIES (1.0%)
     150,000    Staples, Inc.* ................................        3,488

                OILFIELD SERVICES/
                  EQUIPMENT (10.1%)
      80,000    BJ Services Co.* ..............................        4,290
      95,000    Baker Hughes Inc. .............................        3,675
      50,000    ENSCO International Inc.* .....................        2,638
      65,000    Helmerich & Payne, Inc. .......................        3,746
     100,000    Rowan Companies, Inc.* ........................        2,819
      90,000    Smith International, Inc.* ....................        5,467
     120,000    Tidewater, Inc. ...............................        5,280
     125,000    Transocean Offshore, Inc.......................        9,078
                                                                    --------
                                                                      36,993

                PACKAGING &
                  CONTAINER (0.5%)
      40,000    Sealed Air Corp.* .............................        1,900

                PETROLEUM-
                  INTEGRATED (2.3%)
      46,000    British Petroleum Co. PLC (ADR)................        3,444
      50,000    Occidental Petroleum Corp. ....................        1,253
      20,000    Phillips Petroleum Co. ........................          875
     100,000    USX-Marathon Group.............................        2,888
                                                                    --------
                                                                       8,460

                PETROLEUM-
                  PRODUCING (3.5%)
      60,000    Falcon Drilling Company, Inc.* ................        3,458
     130,000    Louisiana Land &
                    Exploration Co. ...........................        7,426
      90,000    Oryx Energy Co.* ..............................        1,901
                                                                    --------
                                                                      12,785


--------------------------------------------------------------------------------
6

                                                       The Value Line Fund, Inc.


                                                       June 30, 1997 (unaudited)
--------------------------------------------------------------------------------

                                                                      Value
     Shares                                                       (in thousands)
--------------------------------------------------------------------------------
                RETAIL-SPECIAL LINES
                  (0.9%)
     120,000    TJX Companies, Inc. ...........................     $  3,165

                RETAIL STORE (2.6%)
     101,562    Consolidated Stores Corp.* ....................        3,529
     121,043    Dollar General Corp. ..........................        4,539
      51,400    Shopko Stores, Inc.* ..........................        1,311
                                                                    --------
                                                                       9,379

                SEMICONDUCTOR-
                  CAPITAL
                  EQUIPMENT (1.0%)
      50,000    Applied Materials, Inc.* ......................        3,540

                SHOE (0.9%)
      60,000    NIKE, Inc. Class "B" ..........................        3,502

                TELECOMMUNICATIONS
                  EQUIPMENT (5.0%)
      85,000    ADC Telecommunications, Inc.* .................        2,837
     113,100    Andrew Corp.* .................................        3,181
      95,000    Ascend Communications, Inc.* ..................        3,741
     180,000    PairGain Technologies, Inc.* ..................        2,790
     100,000    Tellabs, Inc.* ................................        5,587
                                                                    --------
                                                                      18,136

                TELECOMMUNICATION
                  SERVICES (1.7%)
     100,000    Cincinnati Bell, Inc. .........................        3,150
     100,000    WorldCom, Inc.* ...............................        3,200
                                                                    --------
                                                                       6,350

                TOBACCO (1.4%)
     120,000    Philip Morris Companies, Inc. .................        5,325
                                                                    --------

                TOTAL COMMON STOCKS
                    AND  TOTAL
                    INVESTMENT
                    SECURITIES (87.3%)
                    (Cost $198,616,000) .......................      319,207
                                                                    --------

                                                                      Value
   Principal                                                      (in thousands
    Amounts                                                        except per
(in thousands)                                                     share amount)
--------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS (13.1%)

                U.S. GOVERNMENT AGENCY
                  OBLIGATIONS (8.2%)
     $20,000    Federal Farm Credit Bank Notes,
                    5.55%, 7/1/97 .............................     $ 20,000
      10,000    Federal Farm Credit Bank Notes,
                    5.50%, 9/2/97 .............................       10,000
                                                                    --------
                                                                      30,000
                                                                    --------

                REPURCHASE AGREEMENT
                  (4.9%)
                (including accrued interest)
      17,800    Collateralized by
                    $18,400,000 U.S.
                    Treasury Notes 5 7/8%, due
                    11/30/01, with a value of
                    $18,172,000 (with Morgan
                    Stanley & Co., Inc. 5.70%,
                    dated 6/30/97, due 7/1/97,
                    delivery value of
                    $17,803,000) ..............................       17,803
                                                                    --------

TOTAL SHORT-TERM INVESTMENTS
(Cost $47,803,000) ............................................       47,803
                                                                    --------

EXCESS OF LIABILITIES OVER
CASH AND RECEIVABLES (-0.4%) ..................................       (1,480)
                                                                    --------

NET ASSETS (100%) .............................................     $365,530
                                                                    ========

NET ASSET VALUE, OFFERING AND
REDEMPTION PRICE PER
OUTSTANDING SHARE
($365,530,000/17,004,322 shares of
capital stock outstanding) ....................................     $  21.50
                                                                    ========

* Non-income producing

See Notes to Financial Statements.

--------------------------------------------------------------------------------
                                                                               7

The Value Line Fund, Inc.


Statement of Assets
and Liabilities at June 30, 1997 (unaudited)
--------------------------------------------------------------------------------

                                                                      Dollars
                                                                   (in thousands
                                                                    except per
                                                                   share amount)
                                                                   -------------
Assets:
Investment securities, at value
  (Cost--$198,616) ...........................................        $319,207
Short-term investments (Cost--$47,803) .......................          47,803
Cash .........................................................              59
Dividends & interest receivable ..............................             517
Receivable for capital shares sold ...........................             129
                                                                      --------
      Total Assets ...........................................         367,715
                                                                      --------
Liabilities:
Payable for securities purchased .............................           1,285
Payable for capital shares repurchased .......................             612
Accrued expenses:
  Advisory fee ...............................................             198
  Other ......................................................              90
                                                                      --------
      Total Liabilities ......................................           2,185
                                                                      --------
Net Assets ...................................................        $365,530
                                                                      ========
Net Assets consist of:
Capital stock, at $1.00 par value
  (authorized 50,000,000,
  outstanding 17,004,322 shares) .............................        $ 17,004
Additional paid-in capital ...................................         197,418
Undistributed investment income--net .........................             154
Undistributed net realized gain on
  investments ................................................          30,363
Unrealized net appreciation of
  investments ................................................         120,591
                                                                      --------
Net Assets ...................................................        $365,530
                                                                      ========
Net Asset Value, Offering and
  Redemption Price per
  Outstanding Share
  ($365,530,000/17,004,322
  shares outstanding) ........................................        $  21.50
                                                                      ========


Statement of Operations
for the six months ended June 30, 1997 (unaudited)
--------------------------------------------------------------------------------

                                                                      Dollars
                                                                  (in thousands)
                                                                  --------------
Investment Income:
Interest ....................................................        $  1,338
Dividends (Net of foreign withholding
  taxes of $5) ..............................................           1,263
                                                                     --------
      Total Income ..........................................           2,601
                                                                     --------
Expenses:
Advisory fee ................................................           1,147
Transfer agent fees .........................................              87
Custodian fees ..............................................              23
Auditing and legal fees .....................................              21
Postage .....................................................              20
Printing and stationery .....................................              20
Telephone and wire charges ..................................              19
Registration and filing fees ................................              14
Directors' fees and expenses ................................               8
Insurance, dues and other ...................................               8
Taxes and other .............................................               1
                                                                     --------
      Total Expenses before
        Custody Credits .....................................           1,368
      Less: Custody Credits .................................              (1)
                                                                     --------
      Net Expenses ..........................................           1,367
                                                                     --------
Investment Income--Net ......................................           1,234
                                                                     --------
Realized and Unrealized Gain on
  Investments-Net:
  Realized Gain-Net .........................................          12,175
  Change in Unrealized Appreciation .........................          25,555
                                                                     --------
Net Realized Gain and Change in
  Unrealized Appreciation
  on Investments ............................................          37,730
                                                                     --------
Net Increase in Net Assets
  from Operations ...........................................        $ 38,964
                                                                     ========


See Notes to Financial Statements.


--------------------------------------------------------------------------------
8

                                                       The Value Line Fund, Inc.


Statement of Changes in Net Assets
for the six  months  ended  June 30,  1997
(unaudited)  and for the year  ended December 31, 1996
--------------------------------------------------------------------------------

                                                                        Six Months Ended    Year Ended
                                                                          June 30, 1997    December 31,
                                                                          (unaudited)          1996
                                                                        -------------------------------
                                                                            (Dollars in thousands)
Operations:
  Investment income-net ...............................................     $  1,234         $  1,942
  Realized gain on investments-net ....................................       12,175           53,096
  Change in unrealized appreciation ...................................       25,555           16,822
                                                                            -------------------------
  Net increase in net assets from operations...........................       38,964           71,860
                                                                            -------------------------

Distributions to Shareholders:
  Investment income-net ...............................................       (1,115)          (1,907)
  Realized gain from investment transactions-net ......................           --          (36,107)
                                                                            -------------------------
  Total distributions .................................................       (1,115)         (38,014)
                                                                            -------------------------

Capital Share Transactions:
  Net proceeds from sale of shares.....................................       80,433           62,912
  Net proceeds from reinvestment of distributions to shareholders......        1,044           35,580
  Cost of shares repurchased ..........................................     (102,667)        (101,036)
                                                                            -------------------------
  Decrease from capital share transactions ............................      (21,190)          (2,544)
                                                                            -------------------------

Total Increase ........................................................       16,659           31,302

Net Assets:
  Beginning of period .................................................      348,871          317,569
                                                                            -------------------------
  End of period .......................................................     $365,530         $348,871
                                                                            =========================


Undistributed investment income-net,
  at end of period ....................................................     $    154         $     35
                                                                            =========================




See Notes to Financial Statements.


--------------------------------------------------------------------------------
                                                                               9

The Value Line Fund, Inc.


Notes to Financial Statements                          June 30, 1997 (unaudited)
--------------------------------------------------------------------------------

1. Significant Accounting Policies

The Fund is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company whose primary investment objective is long-term growth of capital.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

(A) Security Valuation. Securities listed on a securities exchange and over-the-counter securities traded on the NASDAQ national market are valued at the closing sales prices on the date as of which the net asset value is being determined. In the absence of closing sales prices for such securities and for securities traded in the over-the-counter market, the security is valued at the midpoint between the latest available and representative asked and bid prices. Securities for which market quotations are not readily available or that are not readily marketable and all other assets of the Fund are valued at fair value as the Board of Directors may determine in good faith. Short-term instruments with maturities of 60 days or less at the date of purchase are valued at amortized cost, which approximates market value. Short-term instruments with maturities greater than 60 days at the date of purchase are valued at the midpoint between the latest available and representative asked and bid prices, and commencing 60 days prior to maturity such securities are valued at amortized cost.

(B) Repurchase Agreements. In connection with transactions in repurchase agreements, the Fund's custodian takes possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

(C) Federal Income Taxes. It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies, including the distribution requirements of the Tax Reform Act of 1986, and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax or excise tax provision is required.

(D) Security Transactions and Distributions. Security transactions are accounted for on the date the securities are purchased or sold. Interest income is accrued as earned. Realized gains and losses on sale of securities are calculated for financial accounting and federal income tax purposes on the identified cost basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

(E) Amortization. Discounts on debt securities are amortized to interest income over the life of the security with a corresponding increase to the security's cost basis; premiums on debt securities are not amortized.


--------------------------------------------------------------------------------
10

                                                       The Value Line Fund, Inc.


Notes to Financial Statements                          June 30, 1997 (unaudited)
--------------------------------------------------------------------------------

2. Capital Share Transactions, Dividends and
   Distributions to Shareholders

Transactions in capital stock were as follows (in thousands except per share amounts):

                                                    Six Months
                                                       Ended           Year
                                                      June 30,         Ended
                                                       1997         December 31,
                                                    (unaudited)        1996
                                                    ----------------------------
Shares sold .....................................      4,037           3,181
Shares issued to shareholders in
  reinvestment of dividends and
  distributions .................................         50           1,826
                                                     -----------------------
                                                       4,087           5,007
Shares repurchased ..............................      5,166           4,941
                                                     -----------------------
Net (decrease) increase .........................     (1,079)             66
                                                     =======================
Dividends per share .............................    $  .065          $ .112
                                                     =======================
Distributions per share from
  net realized gains ............................    $   --           $2.218
                                                     =======================

3. Purchases and Sales of Securities

Purchases and sales of investment securities, excluding short-term securities, were as follows:

                                                                Six Months Ended
                                                                  June 30, 1997
                                                                   (unaudited)
                                                                ----------------
                                                                 (in thousands)
PURCHASES:
Investment Securities ....................................          $62,246
                                                                    =======

SALES:
Investment Securities ....................................          $68,085
                                                                    =======

At June 30, 1997, the aggregate cost of investment securities and short-term investments for federal income tax purposes was $246,419,000. The aggregate appreciation and depreciation of investments at June 30, 1997, based on a comparison of investment values and their costs for federal income tax purposes was $124,497,000 and $3,906,000, respectively, resulting in a net appreciation of $120,591,000.

4. Investment Advisory Contract, Management Fees and Transactions With
   Affiliates

An advisory fee of $1,147,000 was paid or payable to Value Line, Inc. (the Adviser), the Fund's investment adviser, for the six months ended June 30, 1997. This was computed at the rate of .70% of the first $100 million of the Fund's average daily net assets plus .65% on the excess thereof, and paid monthly. The Adviser provides research, investment programs, supervision of the investment portfolio and pays costs of administrative services, office space, equipment and compensation of administrative, bookkeeping and clerical personnel necessary for managing the affairs of the Fund. The Adviser also provides persons, satisfactory to the Fund's Board of Directors, to act as officers and employees of the Fund and pays their salaries and wages. The Fund bears all other costs and expenses.

Certain officers and directors of the Adviser and its wholly owned subsidiary, Value Line Securities, Inc. (the Fund's distributor and a registered broker/dealer), are also officers and a director of the Fund. During the six months ended June 30, 1997, the Fund paid brokerage commissions totalling $71,430 to the distributor, which clears its transactions through unaffiliated brokers.

The Adviser and/or affiliated companies and the Value Line, Inc. Profit Sharing and Savings Plan owned 833,911 shares of the Fund's capital stock, representing 4.9% of the outstanding shares at June 30, 1997. In addition, certain officers and directors of the Fund owned 153,592 shares of the Fund, representing 0.9% of the outstanding shares.


--------------------------------------------------------------------------------
                                                                              11

The Value Line Fund, Inc.


Financial Highlights
--------------------------------------------------------------------------------

Selected data for a share of capital stock outstanding throughout each period:

                                            Six Months
                                               Ended                              Years Ended December 31,
                                           June 30, 1997     -----------------------------------------------------------------------
                                            (unaudited)        1996               1995          1994          1993           1992
                                           -----------------------------------------------------------------------------------------
Net asset value, beginning
  of period .............................    $  19.29        $  17.63           $  14.36      $  17.90      $  18.16       $  20.17
                                             --------------------------------------------------------------------------------------
  Income (loss) from investment
    operations:
    Net investment income ...............         .07             .11                .12           .10           .08            .16
    Net gains or losses on securities
      (both realized and unrealized).....        2.20            3.88               4.47          (.93)         1.13            .73
                                             --------------------------------------------------------------------------------------
    Total from investment
      operations ........................        2.27            3.99               4.59          (.83)         1.21            .89
                                             --------------------------------------------------------------------------------------

  Less distributions:
    Dividends from net investment
      income ............................        (.06)           (.11)              (.12)         (.10)         (.08)          (.17)
    Distributions from capital gains.....          --           (2.22)             (1.20)        (2.61)        (1.39)         (2.73)
                                             --------------------------------------------------------------------------------------
    Total distributions .................        (.06)          (2.33)             (1.32)        (2.71)        (1.47)         (2.90)
                                             --------------------------------------------------------------------------------------
Net asset value, end of period ..........      $21.50          $19.29             $17.63        $14.36        $17.90         $18.16
                                             ======================================================================================
Total return ............................       11.81%+         22.52%             32.12%        -4.47%         6.82%          4.69%
                                             ======================================================================================
Ratios/Supplemental Data:
Net assets, end of period
  (in thousands) ........................    $365,530        $348,871           $317,569      $272,763      $331,095       $327,431
Ratio of operating expenses to
  average net assets ....................         .79%*(1)        .80%(1)            .83%          .82%          .80%           .84%
Ratio of net investment income to
  average net assets ....................         .71%*           .55%               .73%          .54%          .41%           .90%
Portfolio turnover rate .................          21%+            54%                78%          150%          120%           129%
Average commissions paid per share
  of common stock investments
  purchased/sold ........................    $  .0493        $  .0490(2)

(1) Before offset for custody credits.

(2) Disclosure effective for fiscal years beginning on or after 9/1/95.

* Annualized

+ Not annualized

See Notes to Financial Statements


--------------------------------------------------------------------------------
12

================================================================================
INVESTMENT ADVISER    Value Line, Inc.
                      220 East 42nd Street
                      New York, NY 10017-5891

DISTRIBUTOR           Value Line Securities, Inc.
                      220 East 42nd Street
                      New York, NY 10017-5891

CUSTODIAN BANK        State Street Bank and Trust Co.
                      225 Franklin Street
                      Boston, MA 02110

SHAREHOLDER           State Street Bank and Trust Co.
SERVICING AGENT       c/o NFDS
                      P.O. Box 419729
                      Kansas City, MO 64141-6729

INDEPENDENT           Price Waterhouse LLP
ACCOUNTANTS           1177 Avenue of the Americas
                      New York, NY 10036

LEGAL COUNSEL         Peter D. Lowenstein, Esq.
                      Two Greenwich Plaza, Suite 100
                      Greenwich, CT 06830

DIRECTORS             Jean Bernhard Buttner
                      Charles E. Reed
                      Leo R. Futia
                      John W. Chandler
                      Paul Craig Roberts
                      Nancy-Beth Sheerr

OFFICERS              Jean Bernhard Buttner
                      Chairman and President
                      Michael Romanowski
                      Vice President
                      Steven E. Grant
                      Vice President
                      David T. Henigson
                      Vice President and
                      Secretary/Treasurer
                      Jack M. Houston
                      Assistant Secretary/Treasurer
                      Stephen La Rosa
                      Assistant Secretary/Treasurer



The financial statements included herein have been taken from the records of the Fund without examination by the independent accountants and, accordingly, they do not express an opinion thereon.

This unaudited report is issued for information of shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a currently effective prospectus of the Fund (obtainable from the Distributor).


                                                                       VLF706140